UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive
Shelton, Connecticut 06484
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (203) 929-8810

  Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2012, TranSwitch Corporation (the “Company”) entered into substantially identical employment agreements (the “Employment Agreements”) with each of Mr. Amir Bar-Niv, Senior Vice President and General Manager HSI Business, and Mr. Theodore Chung, Vice President Business Development and Worldwide Sales (each, an “Officer” and together, the “Officers”). The summary of the Employment Agreements set forth below is qualified by the actual terms of the Employment Agreements, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The Employment Agreements provide for an annual base salary of $250,000 and a target annual short term incentive plan award equal to 40% of each Officer’s base salary, which award is payable in cash or restricted stock units. Equity awarded pursuant to the applicable short term incentive plan will vest 100% on the first anniversary of the grant date. Each Officer is also eligible to participate in the Company’s long term incentive plan pursuant to the terms and conditions set by the Company’s Board of Directors. The Officers are also entitled to participate in the benefit plans and programs as are from time to time generally available to other employees of the Company, subject to the provisions of such plans and programs.

Pursuant to the Employment Agreements, if an Officer’s employment is terminated (i) as a result of a Change of Control (as defined in the Employment Agreements), (ii) by the Company Without Cause (as defined in the Employment Agreements), or (iii) by the Officer for Good Reason (as defined in the Employment Agreements), (a) the Company will pay such Officer his then-current base salary for a period of 9 months following such termination, (b) all unvested stock options and restricted stock units shall vest upon such termination, and (c) the Officer may continue to participate in group health, dental and vision insurance plans (to the extent offered by the Company and subject to the same terms and conditions as other similarly situated employees), until the earlier of: (w) 12 months from the date of termination, (x) the date such Officer reaches normal retirement age, (y) such Officer’s cancellation of such coverage in writing, or (z) the date such Officer becomes eligible for coverage under another group health plan.

The Employment Agreement for Mr. Bar-Niv replaces in its entirety that certain Change of Control Agreement between the Company and Mr. Bar-Niv dated January 4, 2012, which form of agreement is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 6, 2012.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year

On May 22, 2012, the Company filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Amendment”) with the Delaware Secretary of State to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”).  The Amendment increases the total  number of shares of all classes of capital stock which the Company shall have authority to issue to 47,625,000 shares, consisting of 47,500,000 shares of Common Stock, $.001 par value per share (the “Common Stock”), and 125,000 shares of Preferred Stock, $.01 par value per share.  The Amendment was approved by the stockholders of the Company, as discussed below in Item 5.07, on May 17, 2012.  The Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 17, 2012, the Company held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, the stockholders elected all seven director nominees and approved proposals to (i) ratify the appointment of Marcum LLP as the Corporation’s independent certified public accountants for the fiscal year ending December 31, 2012; (ii) approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock by an additional 10,000,000 shares; (iii) approve an amendment to the Corporation’s 2008 Equity Incentive Plan, as amended, to increase the number of shares of Common Stock authorized for issuance thereunder by an additional 2,000,000 shares; (iv) approve the Rights Agreement, dated as of October 3, 2011, by and between the Corporation and Computershare Trust Company, N.A., as Rights Agent; (v) approve, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in accordance with the rules of the Securities and Exchange Commission; and (vi) approve, on an advisory basis, holding an advisory vote on executive compensation once every year.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. A more detailed description of the following proposals is available in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2012.

		For	Against	Abstain	Broker Non- Votes
1.	Election of Directors
	Mr. Faraj Aalaei	9,613,209	1,423,546	2,549,867	12,598,768
	Mr. Thomas Baer	10,300,596	735,891	2,550,135	12,598,768
	Mr. Herbert Chen	10,814,867	578,393	2,193,362	12,598,768
	Dr. M. Ali Khatibzadeh	10,852,163	184,362	2,550,097	12,598,768
	Mr. Richard Lynch	10,847,504	189,433	2,549,685	12,598,768
	Mr. Gerald Montry	10,302,470	732,337	2,551,815	12,598,768
	Mr. Sam Srinivasan	10,693,257	343,070	2,550,295	12,598,768

2.	Ratification of Appointment of Independent Registered Public Accounting Firm	25,854,558	124,649	206,183	n/a

3.	Amendment to the Certificate of Incorporation	23,691,822	2,437,773	55,795	n/a

4.	Amendment to the 2008 Equity Incentive Plan	7,548,045	6,015,791	22,786	12,598,768

5.	Approval of the Rights Agreement	7,836,672	5,722,116	27,834	12,598,768

6.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	10,995,598	2,545,334	45,690	12,598,768

		Once Every Year	Once Every Two Years	Once Every Three Years	Abstain	Broker Non- Votes
7.	Approval, on an advisory basis, of the frequency of holding future advisory votes on executive compensation	11,206,362	168,532	2,131,800	79,928	12,598,768

As noted in Item 5.03 of this Current Report, the Amendment to the Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware, and become effective, on or about May 22, 2012.

Based on the voting results in Item 7 above, which aligned with the Board’s recommendation on this matter, the Board has determined that an advisory vote on executive compensation will be held every year.

Item 8.01.  Other Events.

On May 17, 2012, at the Company’s 2012 Annual Meeting, the stockholders approved an amendment to the 2008 Equity Incentive Plan, as amended (the “2008 Plan”), to increase by 2,000,000 the number of shares of the Company’s Common Stock available for issuance thereunder.  A description of the 2008 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2012 for the Annual Meeting.  The 2008 Plan, as amended at the Annual Meeting, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

         (d) Exhibits.

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.1	2008 Equity Incentive Plan, as amended.

10.1	Form of Employment Agreement for each of Mr. Bar-Niv and Mr. Chung.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TranSwitch Corporation

May 22, 2012	By:	/s/ Robert Bosi
		Name:	Robert Bosi
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation.

4.1	2008 Equity Incentive Plan, as amended.

10.1	Form of Employment Agreement for each of Mr. Bar-Niv and Mr. Chung.